Exhibit 10.61.1


                          CONTRACT NO. PAS-SL-00033-01

                               AMENDMENT NUMBER 1



This Amendment Number 1 to the "Contract for Launch Services" is entered into effective July 20, 2000, by and between Sea Launch Limited Partnership, an exempted limited partnership, organized under the laws of the Cayman Islands and acting through its General Partner, Sea Launch Company, LDC, a Cayman Islands limited duration company ("Sea Launch"), and PanAmSat Corporation, a corporation organized under the laws of the State of Delaware, United States of America ("PanAmSat").

                                    RECITALS

A. Sea Launch and PanAmSat entered into the "Contract for Launch Services," Contract Number PAS-SL-00033-01, effective February 2, 2000 (the "Contract"); and

B. Following the failure of the Sea Launch launch of an ICO Global Communications satellite on March 12, 2000, Sea Launch and The Boeing Company, acting through its Space and Communications Group and its wholly owned subsidiary Boeing Commercial Space Company ("Boeing"), encouraged PanAmSat to proceed with the scheduled launch by Sea Launch of its PAS-9 satellite as the first scheduled launch following such failure and PanAmSat agreed to do so on certain terms and conditions.

C. Reflecting such terms and conditions, Sea Launch, PanAmSat [***] executed a "Summary Term Sheet," effective April 26, 2000 (the "Summary Term Sheet"), with respect to (i) modifications to the Contract, (ii) the PAS-9 launch services that PanAmSat is purchasing under a separate contract (the "PAS-HSCI Contract") with Hughes Space and Communications International, Inc. ("HSCI"), with Sea Launch as the launch services provider, [***]; and

D. The Summary Term Sheet provides that the Contract shall be amended consistent with the terms of the Summary Term Sheet; and

E. Following execution of the Summary Term Sheet and on or before May 25, 2000 (as contemplated in the Summary Term Sheet), Sea Launch conducted a full briefing for PanAmSat and its U.S. underwriters (and, to the extent permitted under U.S. law and regulations, for its non-U.S. underwriters) on the Sea Launch investigation of the March 12, 2000 failure; and




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                      PANAMSAT AND SEA LAUNCH PROPRIETARY


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      confidential treatment.


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F.       Also following execution of the Summary Term Sheet and the briefing described above, PanAmSat elected to proceed with the PAS-9 launch services that PanAmSat contracted to purchase under the PAS-HSCI Contract; and

G. The parties now desire to amend the Contract consistent with the terms and conditions of the Summary Term Sheet, with modifications in order to account for the subsequent briefing and election described in recitals E and F, respectively.

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sea Launch and PanAmSat agree as follows:

I. PanAmSat has notified Sea Launch, and hereby confirms, that pursuant to Paragraph 3.2.3 of the Contract, PanAmSat has exercised its option for Option Launch 1.

II.      The Contract is amended as follows:

A. Article 3, Services to Be Provided by Sea Launch, is revised by adding after Paragraph 3.2.4, the following:

         3.3  [***]

              3.3.1  [***]

              3.3.2  [***]

              3.3.3  [***]

B. Article 4, Contract Price, is revised by adding after Paragraph 4.6, the following:

         4.7  [***]

C. Article 5, Payments, is revised by adding after Paragraph 5.1.2, the following:

              5.1.3  [***]




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      confidential treatment.


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D.       Paragraph 6.2 is revised by amending the first sentence thereof to read in its entirety as follows:

                The Launch Slot shall be determined by mutual agreement of the Parties at least eight (8) months prior to the first day of the established Launch Period based on the availability of Launch Opportunities; provided, however, that the Launch Period with respect to Option Launch 1 shall be determined by PanAmSat no later than December 31, 2001 based on the existence of a Launch Opportunity, notwithstanding the Option Launch 1 Launch Period specified in Paragraph 6.1 and subject to price adjustment in accordance with clause (ii) of the final sentence of Paragraph 3.2.2.

E. Article 14, Termination, is revised by amending Paragraph 14.5 to read in its entirety as follows:

         14.5  [***]

               14.5.1  [***]

               14.5.2  [***]

               14.5.3  [***]

               14.5.4  [***]

         Article 14, Termination, is further revised by revising the title of Paragraph 14.6 and by revising Paragraph 14.6.1 as follows:

         14.6  [***]

               14.6.1  [***]

                       (a) [***]

                       (b) [***]

F. Article 15, Risk Allocation, is amended by adding after Paragraph 15.6, the following:

         15.7  [***]





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                      PANAMSAT AND SEA LAUNCH PROPRIETARY


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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III.   The contents of this Amendment Number 1 shall be deemed to be
"proprietary data" of both PanAmSat and Sea Launch and shall be subject to
Article 16 of the Contract.

IV. Except as amended hereby, all other terms and conditions of the Contract shall remain unchanged, and shall apply in full force and effect.

V.     This Amendment Number 1 to the Contract supersedes the Summary Term
Sheet.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the day and year stated.


PanAmSat Corporation                         Sea Launch Limited Partnership,
                                             acting through its General Partner,
                                             Sea Launch Company, LDC


By                                           By
    --------------------------------            --------------------------------

Name                                         Name
      ------------------------------              ------------------------------

Title                                        Title
       -----------------------------               -----------------------------

Date  July 20, 2000                          Date  July 20, 2000




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                      PANAMSAT AND SEA LAUNCH PROPRIETARY


[***] Filed separately with the Commission pursuant to a request for confidential treatment.